EXHIBITS TABLE

        21.1   Monthly Remittance Report for the month of October, 1996.

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

               In accordance with section 6.08 of the Pooling and
                 Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-1 Sub-Pool 1
                   for October 25, 1996, the Remittance date.

                        Due period ended: October 1, 1996

--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                              1,113,649.28
 2 Total Actual Interest Collections                                 727,354.03
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      1,841,003.31
   Monthly Advance
 5      Delinquent Interest                                             (376.24)
 6      Compensating Interest                                          5,248.85
 7      Amounts Held for Future Distributions                              0.00
                                                                   ------------
 8 Available Remittance Amount:                                    1,845,875.92

 9 Less:     Service Fees                                             41,560.28
10 Less:     Expense Account Deposit:                                  1,872.50
11 Plus:     Cross Collateral Deposit                                      0.00
                                                                   ------------
12 Adjusted Remittance Amount:                                     1,802,443.14

   Remaining Amount Available:
13           Adjusted Remittance Amount                            1,802,443.14
14           Insured Payments                                              0.00
15           Cross Collateral Withdrawal                                   0.00
16           Insurance Account Deposit @ 13 bp                         8,273.40
                the Ending Principal balance
17           Class Remittance Amounts                              1,794,169.74
18           Non-Recoverable Advances Not
                Previously Reimbursed                                      0.00
                                                                   ------------
19 Total Remaining Amount Available:                                       0.00
                                                                   ============

   Amount of Reimbursements Pursuant to Sec. 5.04
20      Servicing Fee                                                      0.00
21      Monthly Advances and Servicer Advances                             0.00
22      Other Mortgage Payments                                            0.00
23      Interest Earned on P&I Deposits                                    0.00
24      Additional Servicing Compensation                                  0.00
--------------------------------------------------------------------------------

                                                   ALLIANCE FUNDING COMPANY
                                  by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                     Designated Servicer
                                                    SERVICER'S CERTIFICATE

                                                      1996-1 Sub-Pool 1

               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                                   Lee Servicing Company reports the following information
                      pertaining to Series 1996-1 Sub-Pool 1 for October 25, 1996, the Remittance date.

                                              Due period ended: October 1, 1996
-----------------------------------------------------------------------------------------------------------------------------
                                                             Total            Class A1          Class A2           Class A3
                                                         -------------      -------------     -------------      ------------
25 Number of Loans                                                1277
26 Opening Loan balance                                  77,483,456.62      16,485,314.31     34,998,934.11      7,499,771.60
27 Additional Principal Reduction                         1,469,921.97       1,469,921.97              0.00              0.00
28 Realized Losses, LTD                                           0.00               0.00              0.00              0.00
29 Carryforward amount                                            0.00               0.00              0.00              0.00
                                                         -------------      -------------     -------------      ------------
30 Opening Class Principal Balance                       76,013,534.65      15,015,392.34     34,998,934.11      7,499,771.60
31      Pool Factor per Loan Balance                       93.3535623%        19.8618245%       42.1673905%        9.0358694%
32      Factor per Class Balance                           91.5825719%        18.0908341%       42.1673905%        9.0358694%
33 Excess Spread                                                  0.00
34 Additional Principal due Class A                         236,864.53         236,864.53
35 Cross Collateral Deposit                                       0.00               0.00
36 Cross Collateral Withdrawal                                    0.00
37 Interest Remittance @ Class Yield                        443,655.93          81,583.63        199,493.92         44,498.64

   Principal Reductions:
38      Prepayments -- Number                                       13                 13
39      Prepayments -- Dollar                             1,056,099.17       1,056,099.17              0.00              0.00
40      Net Liquidation Proceeds                                  0.00               0.00              0.00              0.00
41      Curtailments                                              0.00               0.00              0.00              0.00
42      Normal and Excess Payments                           57,550.11          57,550.11              0.00              0.00
                                                         -------------      -------------     -------------      ------------
43 Total Principal Remittance                             1,113,649.28       1,113,649.28              0.00              0.00
44 Additional Principal Reduction                           236,864.53         236,864.53              0.00              0.00
                                                         -------------      -------------     -------------      ------------
45 Total Remittance                                       1,794,169.74       1,432,097.44        199,493.92         44,498.64
                                                         =============      =============     =============      ============
46      Current Month Realized Loss -- Number                        0                  0
47      Current Month Realized Loss -- dollar                     0.00               0.00

   Class Principal Balance Reconciliation
48 Number of Loans                                                1264
49      Loan balance                                     76,369,807.34      15,371,665.03     34,998,934.11      7,499,771.60
50      Additional Principal Reduction, LTD               1,706,786.50       1,706,786.50              0.00              0.00
51      Realized Losses, LTD                                      0.00               0.00              0.00              0.00
                                                         -------------      -------------     -------------      ------------
52 Ending Class Principal Balance                        74,663,020.84      13,664,878.53     34,998,934.11      7,499,771.60
53 Class Factor per Loan Balance                           92.0118161%        18.5200783%       42.1673905%        9.0358694%
54 Class Factor per Class Balance                          89.9554468%        16.4637091%       42.1673905%        9.0358694%
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                           Class A4         Class A5         Class R
                                                         ------------     ------------     ------------
25 Number of Loans
26 Opening Loan balance                                  9,999,695.46     8,499,741.14
27 Additional Principal Reduction                                0.00             0.00
28 Realized Losses, LTD                                          0.00             0.00
29 Carryforward amount                                           0.00             0.00
                                                         ------------     ------------
30 Opening Class Principal Balance                       9,999,695.46     8,499,741.14
31      Pool Factor per Loan Balance                      12.0478259%      10.2406520%
32      Factor per Class Balance                          12.0478259%      10.2406520%
33 Excess Spread                                                                               0.00
34 Additional Principal due Class A
35 Cross Collateral Deposit
36 Cross Collateral Withdrawal                                                                 0.00
37 Interest Remittance @ Class Yield                        62,831.42        55,248.32

   Principal Reductions:
38      Prepayments -- Number
39      Prepayments -- Dollar                                    0.00             0.00
40      Net Liquidation Proceeds                                 0.00             0.00
41      Curtailments                                             0.00             0.00
42      Normal and Excess Payments                               0.00             0.00
                                                         ------------     ------------
43 Total Principal Remittance                                    0.00             0.00
44 Additional Principal Reduction                                0.00             0.00
                                                         ------------     ------------     ------------
45 Total Remittance                                         62,831.42        55,248.32         0.00
                                                         ============     ============     ============
46      Current Month Realized Loss -- Number
47      Current Month Realized Loss -- dollar

   Class Principal Balance Reconciliation
48 Number of Loans
49      Loan balance                                     9,999,695.46     8,499,741.14
50      Additional Principal Reduction, LTD                      0.00             0.00
51      Realized Losses, LTD                                     0.00             0.00
                                                         ------------     ------------
52 Ending Class Principal Balance                        9,999,695.46     8,499,741.14
53 Class Factor per Loan Balance                          12.0478259%      10.2406520%
54 Class Factor per Class Balance                         12.0478259%      10.2406520%
-------------------------------------------------------------------------------------------------------

                                              Page 2 of 4

                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                         1996-1 Sub-Pool 1

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                                      Lee Servicing Company reports the following information
                         pertaining to Series 1996-1 Sub-Pool 1 for October 25, 1996, the Remittance date.

                                                 Due period ended: October 1, 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total         Class A1       Class A       Class          Class         Class A5
                                              -------------  -------------  -------------  ------------  -------------  ------------
55 Weighted Note Rate -- THIS remittance          11.34686%
56 Weighted Note Rate -- NEXT remittance          11.33784%
57   Pass-Through Rate -- THIS remittance                           6.520%         6.840%        7.120%         7.540%        7.800%

58 Weighted Average Remaining Term                   218.37

59 Original Pool -- Principal Balance         52,491,569.72  13,913,428.12  22,134,999.28  4,743,214.13   6,324,285.51  5,375,642.68
60 Original Pool -- Pre-Funding Account       30,508,430.28   8,086,571.88  12,865,000.72  2,756,785.87   3,675,714.49  3,124,357.32
61 Original Pool -- Additional Principal
     Reduction                                         0.00           0.00           0.00          0.00           0.00          0.00
                                              -------------  -------------  -------------  ------------  -------------  ------------
62 Original Pool Total                        83,000,000.00  22,000,000.00  35,000,000.00  7,500,000.00  10,000,000.00  8,500,000.00

63 Original Pool -- Number of Loans                     864
------------------------------------------------------------------------------------------------------------------------------------


   Class A Over-Collateralization Reconciliation       Beginning of Month    Current Month     End of Month
   ---------------------------------------------       ------------------    -------------     ------------
64 Additional Principal Reduction,  LTD                   1,469,921.97         236,864.53      1,706,786.50
65 Cross Collateral Deposit, LTD                                  0.00               0.00              0.00
66 Less:  Realized Losses, LTD                                    0.00               0.00              0.00
                                                          ------------         ----------      ------------
67 Over-Collateralization of Principal                    1,469,921.97         236,864.53      1,706,786.50
                                                          ============         ==========      ============

68 Base Overcollateralization Requirement                                                      4,150,000.00
69 Required Over-Collateralization Amount                                                      4,150,000.00


   Current Month Subordinated Amount                   Beginning of Month    Current Month     End of Month
   ---------------------------------                   ------------------    -------------     ------------
70 Original Subordinated Amount                           8,798,000.00                N/A      8,798,000.00
71 Less: Cumulative Realized Losses                               0.00               0.00              0.00
72 Plus: Cumulative Additional Proceeds                           0.00               0.00              0.00
                                                          ------------         ----------      ------------
73 Current Subordinated Amount                            8,798,000.00                         8,798,000.00
                                                          ============         ==========      ============


   Nonrecoverable Advance Reconciliation
   -------------------------------------
74 Beginning of Month                                                                0.00
75 Current Month Unpaid Nonrecoverable Advance                                       0.00
76 Less: Current Month Reimbursement                                                 0.00
                                                                               ==========
77 End of Month                                                                      0.00
                                                                               ==========
-----------------------------------------------------------------------------------------------------------

                                                Page 3 of 4

                                                     ALLIANCE FUNDING COMPANY
                                    by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                        Designated Servicer
                                                      SERVICER'S CERTIFICATE

                                                         1996-1 Sub-Pool 1

                 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                                      Lee Servicing Company reports the following information
                        pertaining to Series 1996-1 Sub-Pool 1 for October 25, 1996, the Remittance date.

                                                 Due period ended: October 1, 1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Class A1        Class A2       Class A-3       Class A4       Class A5
                                       --------------  --------------  --------------  -------------  --------------  -------------
78 Total Class Principal --
     Original Pool                     $83,000,000.00  $22,000,000.00  $35,000,000.00  $7,500,000.00  $10,000,000.00  $8,500,000.00
79 Interest Remittance Amount              443,655.93       81,583.63      199,493.92      44,498.64       62,831.42      55,248.32
80 Interest Rate Factor / 1000               5.345252        3.708347        5.699826       5.933152        6.283142       6.499802

81 Total Principal Collections           1,113,649.28    1,113,649.28            0.00           0.00            0.00           0.00
82 Additional Principal Reduction          236,864.53      236,864.53            0.00           0.00            0.00           0.00
                                       --------------  --------------  --------------  -------------  --------------  -------------
83 Principal Remittance Amount           1,350,513.81    1,350,513.81            0.00           0.00            0.00           0.00
84 Principal Payment Factor / 1000          16.271251       61.386991        0.000000       0.000000        0.000000       0.000000
85 Principal Factor                        899.554468      621.130842      999.969546     999.969546      999.969546     999.969546

86 Prior Month Principal Factor            915.825719      682.517833      999.969546     999.969546      999.969546     999.969546
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Page 4 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-1 SUB POOL 2

               In accordance with section 6.08 of the Pooling and
                 Servicing Agreement dated as of March 01, 1996
             and the Insurance Agreement dated as of March 22, 1996,
            Lee Servicing Company reports the following information
                     pertaining to series 1996-1 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996

--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                              3,292,698.93
 2 Total Actual Interest Collections                                 650,576.61
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Total Collections                                               3,943,275.54

   Monthly Advance
 5      Delinquent Interest                                           24,786.16
 6      Compensating Interest                                         15,084.39
 7      Amounts Held for Future Distributions                              0.00
 8      Supplemental Interest                                              0.00
                                                                   ------------
 9 Available Remittance Amount:                                    3,983,146.09

10 Less:     Service Fees                                             39,292.44
11 Less:     Expense Account Deposit                                   1,757.60
12 Cross Collateral Deposit                                                0.00
                                                                   ------------
13 Adjusted Remittance Amount:                                     3,942,096.05

   Remaining Amount Available:

14           Adjusted Remittance Amount                            3,942,096.05
15           Insured Payments                                              0.00
16           Cross Collateral Withdrawal                                   0.00
17           Insurance Account Deposit @ 13bp                          8,015.25
                the ending Class A  P-balance
18           Class Remittance Amounts                              3,934,080.80
19           Non-Recoverable Advances Not
                Previously Reimbursed                                      0.00
                                                                   ============
20 Total Remaining Amount Available:                                       0.00
                                                                   ============

   Amount of Reimbursements Pursuant to Sec. 5.04

21      Servicing Fee                                                      0.00
22      Monthly Advances and Servicer Advances                             0.00
23      Other Mortgage Payments                                            0.00
24      Interest Earned on P&I Deposits                                    0.00
25      Additional Servicing Compensation                                  0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                              Designated Servicer
                             SERVICERS CERTIFICATE
                               1996-1 SUB POOL 2

               In accordance with section 6.08 of the Pooling and
                 Servicing Agreement dated as of March 01, 1996
            and the Insurance Agreement dated as of March 22, 1996,
            Lee Servicing Company reports the following information
                     pertaining to series 1996-1 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                         Period Ended: October 1, 1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                Total          Class 2-A                      Class R
                                                          ---------------   ---------------              ---------------
26 Number of Loans                                                   674
27 Opening Loan Balance                                    77,279,645.41     77,279,645.41
28 Additional Principal Reduction, LTD                      3,683,122.07      3,683,122.07
29 Realized Losses, LTD                                             0.00              0.00
30 Carryforward Amount                                              0.00              0.00
                                                          --------------     -------------
31 Opening Class Principal Balance                         73,596,523.34     73,596,523.34
32      Pool Factor per Loan Balance                          93.1080065%       93.1080065%
33      Factor per Class Balance                              88.6705100%       88.6705100%
34 Excess Spread                                                    0.00                                          0.00
35 Additional Principal due Class A                           281,985.51        281,985.51
36 Cross Collateral Deposit                                         0.00              0.00
37 Cross Collateral Withdrawal                                      0.00                                          0.00
38 Interest Remittance                                        359,396.36        359,396.36
   Principal Reductions:
39           Prepayments - Number                                     27                27
40           Prepayments - Dollar                           3,255,886.93      3,255,886.93
41           Net Liquidation Proceeds                               0.00              0.00
42           Curtailments                                           0.00              0.00
43           Normal and Excess Payments                        36,812.00         36,812.00
                                                          --------------     -------------                        ----
44 Total Principal Remittance                               3,292,698.93      3,292,698.93
45 Additional Principal Reduction                             281,985.51        281,985.51
                                                          --------------     -------------                        ----
46 Total Remittance                                         3,934,080.80      3,934,080.80                        0.00
                                                          ==============     =============                        ====
47 Carryforward Amount                                              0.00
48 Current Month Realized Loss - Number                                0                 0
49 Current Month Realized Loss - Dollar                             0.00              0.00

   Class Principal Balance - End of Month
50                       Number of Loans                  #          647
51 Closing Loan Balance                                    73,986,946.48     73,986,946.48
52 Additional Principal Reduction,  LTD                     3,965,107.58      3,965,107.58
53 Realized Losses, LTD                                             0.00              0.00
54 Carryforward Amount                                              0.00              0.00
                                                          --------------     -------------
55 Closing Class A Principal Balance                       70,021,838.90     70,021,838.90
56 Class Factor per Loan Balance                              89.1408994%       89.1408994%
57 Class Factor per Class Balance                             84.3636613%       84.3636613%
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

               In accordance with section 6.08 of the Pooling and
                 Servicing Agreement dated as of March 01, 1996
             and the Insurance Agreement dated as of March 22, 1996,
            Lee Servicing Company reports the following information
                     pertaining to series 1996-1 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Total           Class A1
                                                             --------------    --------------

58 Weighted Note Rate - THIS Remittance:                           10.77570%
59 Weighted Note Rate - NEXT Remittance:                           10.93955%

60 Pass-Through Rate:                                               5.86000%         5.86000%

61 Related Remittance Period                                      25-Sep-96           thru                      24-Oct-96

62 Days in Related Period:                                               30

63 Weighted Average Remaining Term                                   352.31

64 Original Pool - Principal Balance                          57,027,110.90     57,027,110.90
65 Original Pool - Pre-Funding Account                        28,407,783.59     28,407,783.59
66 Original Pool - Additional Principal Reduction              2,434,894.49      2,434,894.49
                                                             --------------    --------------
67 Original Pool Total                                        83,000,000.00     83,000,000.00
68 Original Pool - Number of Loans                                 318

------------------------------------------------------------------------------------------------------------------------------------

   Class A Over-Collateralization Reconciliation

                                                            Beginning of Month   Current Month    End of Month
                                                            --------------------------------------------------
69 Additional Principal Reduction, LTD                         3,683,122.07        281,985.51     3,965,107.58
70 Cross Collateral Deposit, LTD                                       0.00              0.00             0.00
71 Less:  Realized Losses, LTD                                         0.00              0.00             0.00
                                                            ---------------        ----------     ------------
72 Over-Collateralization of Principal                         3,683,122.07        281,985.51     3,965,107.58
                                                            ===============        ==========     ============

73 Base Over-Collateralization Requirement                                                        4,058,157.00


   Current Month Subordinated Amount                        Beginning of Month   Current Month    End of Month
                                                            --------------------------------------------------

74 Original Subordinated Amount                                9,269,686.00        N/A            9,269,686.00
75 Less:  Cumulative Realized Losses                                   0.00              0.00             0.00
76 Plus:  Cumulative Additional Proceeds                               0.00              0.00             0.00
                                                            ---------------        ----------     ------------
77 Current Subordinated Amount                                 9,269,686.00                       9,269,686.00
                                                            ===============        ==========     ============

   Nonrecoverable Advance Reconciliation
78 Beginning of Month                                                  0.00
79 Current Month Unpaid Nonrecoverable Advance                         0.00
80 Less: Current Month Reimbursement                                   0.00
                                                            ---------------
81 End of Month                                                        0.00
                                                            ===============
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

               In accordance with section 6.08 of the Pooling and
                 Servicing Agreement dated as of March 01, 1996
             and the Insurance Agreement dated as of March 22, 1996,
            Lee Servicing Company reports the following information
                     pertaining to series 1996-1 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996
-------------------------------------------------------------------------------
                                                                      Class
                                                   Total               A1
                                              --------------     ---------------

82 Total Class Principal - Original Pool      $83,000,000.00     $83,000,000.00
83 Interest Remittance Amount                     359,396.36         359,396.36
84 Interest Rate Factor / 1000                      4.330077           4.330077

85 Total Principal Collections                  3,292,698.93       3,292,698.93
86 Additional Principal Reduction                 281,985.51         281,985.51
                                              --------------     --------------
87 Principal Remittance Amount                  3,574,684.44       3,574,684.44
88 Principal Payment Factor/1000                   43.068487          43.068487
89 Principal Factor                               843.636613         843.636613


90 Prior Month Principal Factors                  886.705100         886.705100

-------------------------------------------------------------------------------